SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2007

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of September 1, 2007, providing for the issuance of
Mortgage Pass-Through Certificates, Series 2007-HF1)

MASTR Alternative Loan Trust 2007-HF1
 ( issuing entity)

Mortgage Asset Securitization Transactions, Inc.
(depositor)

UBS Real Estate Securities Inc.
(sponsor)

Delaware	333-130373-34	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1285 Avenue of the Americas New York, New York	10019

Registrant’s telephone number, including area code: (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8- Other Events

Item 8.01.                                Other Events

Description of the Certificates and the Mortgage Pool

On October 9, 2007, a single series of certificates, entitled MASTR Alternative Loan Trust 2007-HF1, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of  September 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), UBS Real Estate Securities Inc. as transferor (“UBSRES”), Wells Fargo Bank, N.A . as master servicer, custodian, credit risk manager and trust administrator (the “Master Servicer”, the “Custodian”, the “Credit Risk Manager” and the “Trust Administrator”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of thirty-one classes of certificates (collectively, the “Certificates”), designated as the “Class 1-A-1 Certificates”, “Class 1-A-2 Certificates”, “Class 2-A-1 Certificates”, “Class 2-A-2 Certificates”, “Class 2-A-3 Certificates”, “Class 3-A-1 Certificates”, “Class 3-A-2 Certificates”, “Class 4-A-1 Certificates”, “Class 4-A-2 Certificates”, “Class 4-A-3 Certificates”, “Class 4-A-4 Certificates”, “Class 4-A-5 Certificates”, “Class 4-A-6 Certificates”, “Class 4-A-7 Certificates”, “Class 5-A-1 Certificates”, “Class AR Certificates”, “Class 4-PO Certificates”, “Class 4-AX Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class B-3 Certificates”, “Class B-4 Certificates”, “Class B-5 Certificates”, “Class B-6 Certificates”, “Class B-7 Certificates”, “Class B-8 Certificates”, “Class P-1 Certificates”, “Class P-2 Certificates”, “Class P-3 Certificates”, “Class P-4 Certificates” and “Class P-5 Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans (the “Mortgage Loans”).  The Mortgage Pool consists of Mortgage Loans having an aggregate Stated Principal Balance of  $214,978,380.46 as of September 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 9, 2007, by and between UBSRES and the Depositor (the “Mortgage Loan Purchase Agreement”).  The Class 1-A-1 Certificates, the Class 1-A-2 Certificates, the Class 2-A-1 Certificates, the Class 2-A-2 Certificates, the Class 2-A-3 Certificates, the Class 3-A-1 Certificates, the Class 3-A-2 Certificates, the Class 4-A-1 Certificates, the Class 4-A-2 Certificates, the Class 4-A-3 Certificates, the Class 4-A-4 Certificates, the Class 4-A-5 Certificates, the Class 4-A-6 Certificates, the Class 4-A-7 Certificates, the Class 5-A-1 Certificates, the Class AR Certificates, the Class 4-PO Certificates, the Class 4-AX Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates (the “Publicly Offered Certificates”) were sold by the Depositor to UBS Securities LLC (the “Underwriter”), pursuant to an Underwriting Agreement, dated October 9, 2007 (the “Underwriting Agreement”) between the Depositor and the Underwriter.

The Publicly Offered Certificates have the following initial Certificate Balances and Pass-Through Rates:

Designation	Pass-Through Rate	Initial Aggregate Certificate Principal Balance
Class 1-A-1	Variable	$ 14,481,000.00
Class 1-A-2	Variable	$ 1,609,400.00
Class 2-A-1	Variable	$ 55,879,000.00
Class 2-A-2	Variable	$ 6,209,000.00
Class 2-A-3	Variable	$ 62,088,000.00
Class 3-A-1	Variable	$ 10,401,000.00
Class 3-A-2	Variable	$ 1,156,000.00
Class 4-A-1	7.00% per annum	$ 88,892,000.00
Class 4-A-2	6.50% per annum	$ 88,892,000.00
Class 4-A-3	Variable	Notional
Class 4-A-4	7.00% per annum	$ 98,769,000.00
Class 4-A-5	7.00% per annum	$ 98,769,000.00
Class 4-A-6	6.50% per annum	$ 7,054,000.00
Class 4-A-7	Variable	Notional
Class 4-PO	0.00%	$ 411,704.00
Class 4-AX	Variable	Notional
Class 5-A-1	Variable	$ 7,790,000.00
Class B-1	Variable	$ 8,168,000.00
Class B-2	Variable	$ 968,000.00
Class B-3	Variable	$ 1,612,000.00
Class B-4	Variable	$ 1,290,000.00
Class B-5	Variable	$ 645,000.00

The Certificates (other than the Class B-6 Certificates, the Class B-7 Certificates, the Class B-8 Certificates, the Class P-1 Certificates, the Class P-2 Certificates, the Class P-3 Certificates, the Class P-4 Certificates and the Class P-5 Certificates) and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated October 9, 2007 and the Prospectus to which it relates, dated February 26, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b).  The Class B-6 Certificates, the Class B-7 Certificates, the Class B-8 Certificates, the Class P-1 Certificates, the Class P-2 Certificates, the Class P-3 Certificates, the Class P-4 Certificates and the Class P-5 Certificates have not been and will not be publicly offered by the Depositor.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Simultaneously with the issuance of the Publicly  Offered Certificates, the Depositor sold (i) the Class B-6 Certificates, with an initial Certificate Principal Balance of $1,290,000.00 (ii) the Class B-7 Certificates, with an initial Certificate Principal Balance of $1,827,000.00, (iii) the Class B-8 Certificates, with an initial Certificate Principal Balance of $2,472,734.00 (iv) the Class P-1 Certificates, with an initial Certificate Principal Balance of $100.00, (v) the Class P-2 Certificates, with an initial Certificate Principal Balance of $100.00,  (vi) the Class P-3 Certificates, with an initial Certificate Principal Balance of $100.00, (vii) the Class P-4 Certificates, with an initial Certificate Principal Balance of $100.00 and (viii) the Class P-5 Certificates, with an initial Certificate Principal Balance of $100.00 to UBS Securities LLC on October 9, 2007, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

Section 9- Financial Statements and Exhibits

Item 9.01.                                Financial Statements and Exhibits

1.  Not applicable

2.  Not applicable

3.  Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of October 9, 2007, between the Depositor and the Underwriter, relating to the Series 2007-HF1 Certificates.
4.1
Pooling and Servicing Agreement, dated as of September 1, 2007, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), UBS Real Estate Securities Inc. as transferor, Wells Fargo Bank, N.A. as master servicer, trust administrator, credit risk manager and custodian (the “Master Servicer”, the “Trust Administrator”, the “Credit Risk Manager” and the “Custodian”), and U.S. Bank National Association as trustee (the “Trustee”), relating  to the Series 2007-HF1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 24, 2007

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

By:	/s/ Vadim Khoper
Name:	Vadim Khoper
Title:	Associate Director

By:	/s/ Kamini Ramroop-Bhagrattee
Name:	Kamini Ramroop-Bhagrattee
Title:	Director

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of October 9, 2007, between the Depositor and the Underwriter, relating to the Series 2007-HF1 Certificates.
4.1

Pooling and Servicing Agreement, dated as of September 1, 2007, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the “Depositor”), UBS Real Estate Securities Inc. as transferor, Wells Fargo Bank, N.A. as master servicer, trust administrator, credit risk manager and custodian (the “Master Servicer”, the “Trust Administrator”, the “Credit Risk Manager” and the “Custodian”), and U.S. Bank National Association as trustee (the “Trustee”), relating  to the Series 2007-HF1 Certificates.